Operating expenses	12 Months Ended
Mar. 31, 2022
Analysis of income and expense [abstract]
Operating expenses	Operating expenses

(EUR thousand)		For the financial year ended March 31
Expenses by nature	Notes	2022	2021	2020
Employee benefit expenses	8	(92,205)	(66,437)	(131,886)
Depreciation and amortization	9	(87,900)	(116,318)	(113,581)
Agent costs		(23,914)	(5,275)	(83,003)
IT costs		(12,013)	(9,294)	(14,279)
Auditors, lawyers and consultants		(12,223)	(7,989)	(21,885)
Advertising and promotion		(1,207)	(1,225)	(9,018)
Travel, entertainment, office and rental cost		(2,523)	(1,511)	(8,272)
Change in fair value of warrants	41	18,928	(10,856)	—
Other operating income/(expenses)		3,232	(267,189)	2,723
Total		(209,825)	(486,094)	(379,201)
For the financial year ended March 31, 2022 agent costs referring to merchant acquiring fees have increased as a consequence of the overall business recovery. In addition, they include all costs paid to carriers, representing the main operation cost of the CRTS business segment.
Auditors, lawyers and consultants include all external advisor fees, primarily related to the compliance requirements linked to the Company’s newly-listed status.
For the financial year ended March 31, 2022 the Group has benefited from grants in relation to COVID-19 offered by various countries’ governments amounting to EUR9.0 million (EUR18.3 million for the financial year ended March 31, 2021, nil for the financial year ended March 31, 2020). The grants are presented within operating expenses in the income statement as a reduction of the employee benefit expenses and other operating income/(expenses). There are no unfulfilled conditions or other contingencies related to these grants.
For the financial year ended March 31, 2021 other operating expenses correspond to charges associated with the capital reorganization and subsequent merger with FPAC.